EXHIBIT 99.1

Competition Commission of South Africa Approves the Offer by ASP Isotopes Inc. for Renergen Limited

Washington, D.C., July 25, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today announced that the Company’s proposed offer to acquire all of the issued ordinary shares of JSE-listed Renergen Limited (“Renergen”) has been approved as of July 23, 2025, by the Competition Commission of South Africa, subject to certain conditions, which are acceptable to the Company.

The implementation of the Scheme remains subject to and will only become operative upon the fulfilment or, if applicable, waiver of the outstanding conditions, including various regulatory approvals and third party consents, by no later than September 30, 2025, unless extended.  If all remaining conditions are fulfilled or, if applicable, waived, the Scheme is expected to become effective in the third quarter of 2025.

Renergen is a public company incorporated under the laws of the Republic of South Africa, focused on production of liquefied helium (LHe) and liquefied natural gas (LNG) and is funded by the United States government given helium’s strategic significance.  The combination of Renergen and ASP Isotopes aims to create a global leader in the production of critical and strategically important materials, including electronic gases such as helium, various fluorinated products and isotopically enriched gases.  The combination is expected to create a vertically and horizontally integrated supply chain with significant geographic and customer overlap with substantial synergies expected from 2026.

The transaction is expected to be highly accretive to ASP Isotopes’s revenue, EBITDA, earnings per share and cash flow per share, starting from 2026.  The goal of the combined group is to generate over $300 million in EBITDA in 2030, which is expected to be driven by a mix of isotopes, helium and LNG sales into the South African energy market, based on management’s current estimates, expectations and assumptions regarding the execution on ASP Isotopes’ and Renergen’s businesses strategies.

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. We believe the ASP technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

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Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “goal”, “target”, “believes,” “plans,” “anticipates,” “expects,” “aims”, “intends”, “estimates,” “projects,” “will,” “may,” “might,” “seeks”, “sees”, “should,” “would,” “expect,” “positioned,” “strategy,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements relating to the completion of the transactions in the anticipated timeframe or at all, the subsequent integration of ASP Isotopes’s and Renergen’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions, the access to available financing (including financing in connection with the transactions) on a timely basis and on reasonable terms, the plans for a secondary listing on the JSE, the plans for a spin-out of Quantum Leap Energy as a standalone public company, the anticipated market demand for future products of ASP Isotopes and Renergen, the future of the company’s enrichment technologies as applied to uranium enrichment, the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to, risks related to: (i) the implementation of the Scheme in the anticipated timeframe or at all; (ii) the satisfaction of the Scheme conditions; (iii) the failure to obtain necessary regulatory approvals and third party consents; (iv) the ability to realize the anticipated benefits of the proposed acquisition of Renergen; (v) the ability to successfully integrate the businesses; (vi) disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; (vii) the negative effects of this announcement or the consummation of the proposed acquisition of Renergen on the market price of Renergen’s or ASPI’s securities; (viii) significant transaction costs and unknown liabilities; (ix) litigation or regulatory actions related to the proposed acquisition of Renergen; and (x) and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Use of Projections

The financial outlook and projections, estimates and targets in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainty and contingencies, many of which are beyond ASP Isotopes’s or Renergen’s control. Such calculation cannot be predicted with reasonable certainty and without unreasonable effort because of the timing, magnitude and variables associated with the completion of the proposed transaction with Renergen. Additionally, any such calculation, at this time, would imply a degree of precision that could be confusing or misleading to investors. Neither ASP Isotopes nor Renergen’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. While all financial projections, estimates and targets are necessarily speculative, ASP Isotopes believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results for ASP Isotopes, Renergen and the combined company are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that ASP Isotopes, or its representatives, considered or consider the financial projections, estimates or targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

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